CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-4, file number 333-8925.



                                                            ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 26, 1998